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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 3, 1997



                        PHOENIX INFORMATION SYSTEMS CORP.
                        ---------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


Delaware                                   0-26532             13-3337797
--------                                   -------             ----------

(State or Other Jurisdiction             (Commission         (IRS Employer
of Incorporation)                        File Number)        Identification No.)


100 Second Avenue South, Suite 1100, St. Petersburg,  Florida         33701
-------------------------------------------------------------         -----

 (Address Of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (813) 894-8021
                                                     --------------



                     -----------------------------------------------------------
                     Former Name or Former Address, if Changed Since Last Report

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Phoenix Information Systems Corp. ("Phoenix" or "the Debtor") is a publicly traded holding company incorporated in Delaware. Phoenix owns a 70% interest in a joint venture with China Southern Airlines, named Hainan-Phoenix Information Systems Ltd. Phoenix has not generated any significant revenues, earnings or history of operations from inception through November 30, 1997. Consequently, Phoenix's continued existence depended primarily upon its ability to raise capital. On December 3, 1997, Phoenix announced that after an extensive and unsuccessful search for additional financing it has determined to seek protection under Chapter 11 of the Bankruptcy Code. Phoenix also announced that, subject to court approval, it has arranged for debtor-in-possession financing and a sale of all its assets for $20 million to S-C Phoenix Partners, a major shareholder. The terms and conditions of the sale include a $1 million breakup fee and a non-solicitation arrangement that prohibits the Company from actively seeking other buyers or offers of financing.

         On December 3, 1997, Phoenix entered into a Summary Term Sheet for Asset Purchase and Debtor-in-Possession Financing Agreement ("Credit Agreement" as described in, and attached as Exhibit 10.42 to, Phoenix's Current Report on Form 8-K, date of earliest event reported December 3,1997) with S-C Phoenix Partners. All assets of the Debtor, tangible and intangible, real and personal, including all stock and joint venture and partnership interests of the Debtor, choses in action, accounts receivable and cash, and the proceeds of all of the foregoing, including executory contracts and unexpired leases with the exception of any assets, executory contracts and unexpired leases listed by S-C Phoenix Partners as "excluded assets" in the proposed Definitive Sale Documentation shall be purchased for $20,000,000 in cash or cash equivalents (including setoff against any amounts outstanding under the debtor-in-possession financing and credit against Series C Preferred Stock). The Definitive Sale Documentation contains such terms and conditions, representations and warranties and convenants as are customarily found in agreements to purchase substantially all of the assets of a debtor and such additional provisions deemed appropriate by the parties for this transaction.

         On December 4, 1997, Phoenix, and two of its subsidiaries, Phoenix Systems Group, Inc. ("PSG") and Phoenix Systems Ltd. ("PSL"), filed voluntary petitions (the "Motion") for relief under Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware, Wilmington, Delaware 19801 (the "Court"). The Court agreed to consolidate the petitions and provide for the joint administration of their respective cases. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, Phoenix, as debtor and debtor-in-possession, will continue to manage and operate its assets and businesses in the ordinary course of business, pending the confirmation of the plan of reorganization and subject to the supervision and orders of the Court. By operating as debtor-in-possession under Chapter 11 of the Bankruptcy Code, the existing directors and officers of Phoenix will continue to manage the operations of Phoenix subject to the



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supervision and orders of the Court. Phoenix (case number 97-2498) listed assets of $28,414,261 and liabilities of $874,736. Phoenix's assets include intercompany receivables from PSG of $7,261,277 and from PSL of $12,581,578. PSG (case number 97-2499) listed assets of $435,197 and liabilities of $7,265,561. PSL (case number 97-2500) listed assets of $11,196,327 and liabilities of $13,017,251.

         On December 7, 1997, the Debtor filed a supplement to the Debtors' motion of December 4, 1997, called "Debtors' Supplement to Motion of Debtors For An Order (1) (A) Approving Certain Bid Protection and Material Change Provisions of Asset Purchase Agreement, Pending Court of Agreement, (B) Finding That These Provisions Have Been Proposed In Good Faith, And, (C) Approving Dates And Notice Procedures For Final Hearing As To Asset Purchase Agreement, And (2) Approving Asset Purchase Agreement At Final Hearing." See Exhibit 10.43 to, Phoenix's Current Report on Form 8-K, date of earliest event reported December 3, 1997).

         On December 9, 1997, the Court ruled on the "Interim Order Authorizing Debtor To Obtain Postpetition Financing Pursuant To Sections 364(c)(1) And 364(d) Of The Bankruptcy Code" (described in, and attached as Exhibit 10.44 to, Phoenix's Current Report on Form 8-K, date of earliest event reported December 3, 1997). Upon the Motion dated December 4, 1997 the Court found, determined, ordered and adjudged that (i) it has core jurisdiction over these proceedings;
(ii) the Motion is granted in all respects, and all objections thereto are overruled; (iii) the execution, delivery and performance by the Debtor of a Credit Agreement, dated as of December 3, 1997 is approved; (iv) the Debtor may obtain postpetition financing pursuant to the Credit Agreement up to the principal amount of $600,000; and (v) that the Debtor has an immediate need to obtain financing in an interim basis pending a final hearing on the Motion (the "Final Hearing") to permit the orderly continuation of its business and to preserve its property so that it may be disposed of in a manner which will maximize its value, and to satisfy other working capital needs. Pending entry of a Final Order approving the Motion, Phoenix is immediately authorized to borrow pursuant to the Credit Agreement up to an aggregate of $300,000 for the purposes and upon the terms and conditions provided for by the Credit Agreement. The Final Hearing shall be held on December 19, 1997 at 1:00 p.m.

         On December 9, 1997, the Court ruled on the "Order (A) Scheduling Final Hearing On Debtor's Motion To Sell Substantially All Of Their Assets And Approving Form Of Notice, (B) Approving Certain Terms Of Sale, And (C) Establishing Competitive Bid Procedures" (described in, and attached as Exhibit
10.45 to, Phoenix's Current Report on Form 8-K, date of earliest event reported December 3, 1997). Upon the Motion dated December 4, 1997 and the Supplement to the Motion dated December 7, 1997, the Court found, determined, ordered and adjudged that (i) it has core jurisdiction over these proceedings; (ii) the Motion is granted in all respects, and all objections thereto are overruled;
(iii) the form of notice, notice and publication procedures, Bid Protection and Material Change Provisions, and bidding procedures proposed by the Debtors are reasonable and proper under the circumstances, and a hearing on


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shortened notice is required for the protection of the Debtors' estates and to maximize the value of the Debtors' assets; and (iv) a Final Sale Hearing on the Debtors' Motion for an order authorizing and approving the Asset Sale to the Purchaser pursuant to the terms of the Credit Agreement dated December 3, 1997 and the Definitive Sale Documentation referred to in the Motion shall be held on January 14, 1998 at 1:30 p.m.

         As of the date of this filing, Phoenix had the following issued and outstanding stock: 51,842,176 shares of Common Stock, 201,820 shares of Series A Preferred Stock, 843,950 shares of Series B Preferred Stock, and 896,866 shares of Series C Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  Not applicable

         (c)      Exhibits

10.42 Summary Term Sheet for Asset Purchase and Debtor in Possession Financing Agreement, as amended, dated December 3, 1997.

10.43 Debtors' Supplement to Motion of Debtors For An Order (1) (A) Approving Certain Bid Protection and Material Change Provisions of Asset Purchase Agreement, Pending Court of Agreement, (B) Finding That These Provisions Have Been Proposed In Good Faith, And, (C) Approving Dates And Notice Procedures For Final Hearing As To Asset Purchase Agreement, And (2) Approving Asset Purchase Agreement At Final Hearing, dated December 7, 1997

10.44 Interim Order Authorizing Debtor To Obtain Postpetition Financing Pursuant To Sections 364(c)(1) And 364(d) Of The Bankruptcy Code, dated December 9, 1997.

10.45 Order (A) Scheduling Final Hearing On Debtor's Motion To Sell Substantially All Of Their Assets And Approving Form Of Notice, (B) Approving Certain Terms Of Sale, and (C) Establishing Competitive Bid Procedures, dated December 9, 1997.

99       Press Release Issued by Phoenix Information Systems Corp. on December
         3, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Phoenix has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Phoenix Information Systems Corp.
                           ---------------------------------
                           (Registrant)


December 18, 1997          By  /s/ Delbert F. Bloss
                               ---------------------------------------------
                                    (Signature)

                           Delbert F. Bloss, President & CEO
                           -------------------------------------------------
                           (Print the name and title of the signing officer)




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                              EXHIBITS TO FORM 8-K

                DATE OF EARLIEST EVENT REPORTED: DECEMBER 3, 1997

                                       FOR

                        PHOENIX INFORMATION SYSTEMS CORP.


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                                INDEX TO EXHIBITS


10.42 Summary Term Sheet for Asset Purchase and Debtor in Possession Financing Agreement, as amended, dated December 3, 1997.

10.43 Debtors' Supplement to Motion of Debtors For An Order (1) (A) Approving Certain Bid Protection and Material Change Provisions of Asset Purchase Agreement, Pending Court of Agreement, (B) Finding That These Provisions Have Been Proposed In Good Faith, And, (C) Approving Dates And Notice Procedures For Final Hearing As To Asset Purchase Agreement, And (2) Approving Asset Purchase Agreement At Final Hearing, dated December 7, 1997

10.44 Interim Order Authorizing Debtor To Obtain Postpetition Financing Pursuant To Sections 364(c)(1) And 364(d) Of The Bankruptcy Code, dated December 9, 1997.

10.45 Order (A) Scheduling Final Hearing On Debtor's Motion To Sell Substantially All Of Their Assets And Approving Form Of Notice, (B) Approving Certain Terms Of Sale, And (C) Establishing Competitive Bid Procedures, dated December 9, 1997.

99       Press Release Issued by Phoenix Information Systems Corp. on December
         3, 1997.